                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JULY 21, 2004
                                                         -------------



                               NAVARRE CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          MINNESOTA                      0-22982                 41-1704319
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

                   7400 49TH AVENUE NORTH, NEW HOPE, MN 55428
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (763) 535-8333

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

         Not Applicable

(b)      Pro Forma Financial Information (unaudited).

         Not Applicable

(c)      Exhibits

         99.1 Navarre Corporation Earnings Release, dated July 21, 2004.


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND CONDITION

On July 21, 2004, Navarre Corporation issued a press release to report its results for the first quarter of fiscal 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                NAVARRE CORPORATION


                                                By: /s/ Eric H. Paulson
                                                    ----------------------------
                                                    Eric H. Paulson
                                                    Chairman of the Board,
                                                    President and Chief
                                                    Executive Officer


Dated:   July 21, 2004





                                  EXHIBIT INDEX


Exhibit No. 99(1)    Earnings Release -- First Quarter of Fiscal 2005.





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